UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37509	47-3913221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure.

The following information is being furnished pursuant to Item 7.01 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

On December 22, 2023, Daseke, Inc. (“Daseke”) issued a news release relating to the matter described below in Item 8.01, a copy of which is furnished herewith as Exhibit 99.1, and on December 22, 2023, TFI International Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Parent”), also issued a press release relating to such matter, a copy of which is furnished herewith as Exhibit 99.2.

Item 8.01. Other Events.

On December 22, 2023, Daseke entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Parent and Diocletian MergerCo, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Acquisition Sub”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Acquisition Sub will be merged with and into Daseke (the “Merger”), with Daseke surviving the Merger as a wholly owned subsidiary of Parent.

As a result of the Merger, except as otherwise provided in the Merger Agreement, among other things, each share of common stock, par value $0.0001 per share, of Daseke (“Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) shall be converted into the right to receive $8.30 per share in cash, without interest. If the Merger is consummated, the Common Stock will be delisted from the NASDAQ Stock Market and deregistered under the Exchange Act as soon as practicable following the Effective Time.

The information required to be reported on Form 8-K with respect to the Merger Agreement as well as a copy of the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	News Release of Daseke, Inc. dated December 22, 2023.

99.2	Press Release of TFI International Inc. dated December 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements relating to the proposed Merger and the other transactions contemplated by the Merger Agreement. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology.

These forward-looking statements are based on information available as of the date of this release and current expectations, forecasts, and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments will be those that Daseke anticipates. Accordingly, forward-looking statements should not be relied upon as representing Daseke’s views as of any subsequent date, and Daseke does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect Daseke’s business and the price of the Common Stock; the failure to satisfy any of the conditions to the consummation of the Merger, including obtaining required stockholder and regulatory approvals; potential litigation relating to the Merger that could be instituted against Daseke, Parent or their respective directors or officers, including the effects of any outcomes related thereto; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring Daseke to pay a termination fee; the effect of the announcement or pendency of the Merger on Daseke’s business relationships, operating results and business generally; the risk that the Merger disrupts Daseke’s current plans and operations; Daseke’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; risks related to diverting management’s attention from Daseke’s ongoing business operations; certain restrictions during the pendency of the Merger that may impact Daseke’s ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; those risks and uncertainties set forth in Part I, Item 1A of Daseke’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Daseke with the Securities and Exchange Commission (the “SEC”); and those risks that will be described in the definitive proxy statement that will be filed with the SEC and available from the sources indicated below. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by management prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements contained herein. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or Daseke’s consolidated financial condition, results of operations or liquidity.

Important Additional Information and Where to Find It

This Current Report on Form 8-K is being made in connection with the Merger. In connection with the Merger, Daseke plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to the common stockholders of Daseke. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain a free copy of these materials (when they are available) and other documents filed by Daseke with the SEC at the SEC’s website at www.sec.gov, at Daseke’s website at www.investor.daseke.com or by sending a written request to Daseke’s Investor Relations department at investors@daseke.com.

Participants in the Solicitation

Daseke and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Daseke’s common stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in such solicitation will be set forth in the definitive proxy statement to be filed with the SEC in connection with the Merger (if and when they become available). Information regarding Daseke’s directors and certain executive officers, including a description of their direct interests, by security holdings or otherwise, is also contained in Daseke’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the date on which the 2023 annual meeting proxy statement was filed, such information has been or will be reflected on Form 3s and 4s filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

Date: December 22, 2023	By:	/s/ Soumit Roy
	Name:	Soumit Roy
	Title:	Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary